                                                                     Exhibit 1


                                Joint Filing Agreement

Each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of this 17th day of March, 1999.

THE TCW GROUP, INC.

By: /s/ Michael E. Cahill
--------------------------------------
Michael E. Cahill
Managing Director and General Counsel


TRUST COMPANY OF THE WEST

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang, Authorized Signatory


TCW ASSET MANAGEMENT COMPANY

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang, Authorized Signatory


TCW SPECIAL CREDITS

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang, Authorized Signatory of
TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits

TCW SPECIAL CREDITS FUND IIIb

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits, the General Partner
of TCW Special Credits Fund IIIb


TCW SPECIAL CREDITS TRUST

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang, Authorized Signatory of
Trust Company of the West, the trustee
of TCW Special Credits Trust


TCW SPECIAL CREDITS TRUST IIIb

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang, Authorized Signatory of
Trust Company of the West, the trustee
of TCW Special Credits Trust IIIb


ROBERT A. DAY

By: /s/ Michael E. Cahill
--------------------------------------
Michael E. Cahill
Under Power of Attorney dated January 30, 1996, on file with
Schedule 13G Amendment No. 1 for Matrix Service Co., dated January 30, 1996


OAKTREE CAPITAL MANAGEMENT, LLC

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang
Managing Director
General Counsel

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST

By: Oaktree Capital Management, LLC
its Investment Manager

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang
Managing Director
General Counsel


OCM OPPORTUNITIES FUND II, L.P.

By: Oaktree Capital Management, LLC
its General Partner

By: /s/ Kenneth Liang
--------------------------------------
Kenneth Liang
Managing Director
General Counsel